UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2024 (January 25, 2024)

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Schoolhouse Road
Somerset, New Jersey	08873
(Address of principal executive offices)	(Zip Code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2024, Catalent, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”), at which shareholders approved, among other things, Amendment No. 1 to the Catalent, Inc. 2018 Omnibus Incentive Plan (the “Plan Amendment”). A description of the Plan Amendment is included in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2023 (as supplemented, the “Proxy Statement”), which description is incorporated herein by reference. Such description does not purport to be complete, and is qualified in its entirety by reference to the Plan Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 25, 2024, the Company held its 2023 Annual Meeting. The final voting results for the matters submitted to a vote of shareholders were as follows:

Proposal No. 1 - Election of Directors

The Company’s shareholders elected the persons listed below as directors for a one-year term expiring at the 2024 annual meeting or until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael J. Barber	152,182,935	4,685,425	490,345	5,823,972
Steven K. Barg	155,830,571	1,038,688	489,446	5,823,972
J. Martin Carroll	146,141,589	10,738,936	478,180	5,823,972
Rolf Classon	141,479,801	15,398,832	480,072	5,823,972
Frank A. D’Amelio	154,451,256	2,417,574	489,875	5,823,972
John J. Greisch	153,696,212	3,182,821	479,672	5,823,972
Gregory T. Lucier	151,114,613	5,764,258	479,834	5,823,972
Alessandro Maselli	156,236,378	644,543	477,784	5,823,972
Donald E. Morel, Jr.	156,462,652	415,984	480,069	5,823,972
Stephanie Okey	154,228,919	2,640,338	489,448	5,823,972
Michelle R. Ryan	156,437,051	431,220	490,434	5,823,972
Jack Stahl	156,235,444	643,619	479,642	5,823,972

Proposal No. 2 - Ratification of Appointment of Independent Auditor

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal 2024.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
161,413,331	1,278,261	491,085	0

Proposal No. 3 – Advisory and Non-Binding Vote on Executive Compensation (Say-on-Pay)

The Company’s shareholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
152,656,995	4,216,702	485,008	5,823,972

Proposal No. 4 – Approval of Amendment No. 1 to the Catalent, Inc. 2018 Omnibus Incentive Plan

The Company’s shareholders approved the Plan Amendment.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
154,438,910	2,433,582	486,213	5,823,972

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Catalent, Inc. 2018 Omnibus Incentive Plan

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ JOSEPH FERRARO
Joseph A. Ferraro
Senior Vice President, General Counsel, Chief Compliance Officer & Secretary

Date: January 26, 2024